SAI Dated October 18, 2018

Filed pursuant to Rule 497(c)
File No. 333 172947

STATEMENT OF ADDITIONAL INFORMATION

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Limited Liability Company Shares of Beneficial Interest

5555 DTC Parkway, Suite 330
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (855)-653-7173

October 18, 2018

     This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), dated October 18, 2018 (the “Prospectus”). Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus. The financial statements, along with the accompanying notes and report of independent registered public accounting firm, which appear in the Fund’s most recent annual report to shareholders, are incorporated by reference into this SAI. You can request a copy of the Prospectus, this SAI and the Fund’s annual and semi-annual reports without charge by writing to the Fund at the address above or by calling 855-653-7173 or by visiting www.versuscapital.com. This SAI, material incorporated by reference and other information about the Fund are also available on the SEC’s website (http://www.sec.gov).

ADDITIONAL INVESTMENT POLICIES

     The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. See “Investment Objectives, Strategies and Investment Features” in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

     The Fund’s stated fundamental policies may be changed only by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (collectively, the “Shares”). Fundamental policies of the Fund are listed below. For the purposes of this SAI, “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of shareholders duly called, of (a) 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund, whichever is less. As fundamental policies, the Fund may not:

  The Fund is focused on investing in Real Estate-Related Investments (as defined below) and will not invest in any industries other than the group of real estate investment and management industries.
  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets. The interest on borrowings will be at prevailing market rates, to the extent the Fund borrows. The Fund’s use of leverage involves risk of loss.
  Engage in short sales, purchases on margin or the writing of put and call options.
  Issue senior securities (including preferred shares of beneficial interest), except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).
  Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.
  Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act. To the extent the Fund engages in loan activity, it exposes its assets to a risk of loss.
  Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate, real estate mortgage loans or real estate investment trusts (“REITs”). This exposes the Fund to the general risks of investing in real estate and the risks of investing in real estate debt and real estate-related debt securities.
  Invest in physical commodities or commodity contracts, except that the Fund may purchase and sell commodity index-linked derivative instruments, such as commodity swap agreements, commodity options, futures and options on futures and structured notes, that provide exposure to the investment returns of the commodities markets, including foreign currency markets. This exposes the Fund to the risks associated with hedging strategies and currency and exchange rates.
  Invest more than 25% of the value of its total assets in the securities of any single issuer or of any group of issuers, controlled by the Fund, that are engaged in the same, similar or related trades or businesses, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds (defined below) in which the Fund will seek to invest are not considered part of an industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries and the Fund may invest at least 80% of its assets in Real Estate-Related Investments.
  Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.

     The Fund’s investment objectives are fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding voting securities. The Fund has also adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of its shares outstanding at NAV (as defined below), unless suspended or postponed in accordance with regulatory requirements, and that each quarterly repurchase pricing shall occur on the Repurchase Pricing Date (as defined below). Currently, the Fund’s Board of Directors (the “Board”) has authorized the Fund to repurchase up to 8% of the outstanding Shares each quarterly period. This amount may be adjusted by the Board at any time to an amount no less than 5% nor more than 25% of the outstanding Shares. As part of the Fund’s fundamental policies, under normal market conditions, the Fund will invest at least 80% of its assets in Real Estate-Related Investments.

Certain Portfolio Securities and Other Operating Policies

Investment Fund Equity

     The Fund attempts to achieve its investment objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities. Under normal market conditions, the Fund will invest between 50% and 75% of its assets into investment funds (collectively, the “Investment Funds”) that invest in real estate through entities that qualify as REITs and in debt investments secured by real estate. On an overall basis, approximately 90% of the Investment Fund assets will be held in REITs. Furthermore, the Fund will limit its exposure to debt investments secured by real estate and held in Investment Funds that do not qualify as REITs to less than 10% of its total assets. Investment Funds typically accept investments on a continuous basis, have quarterly repurchases, and do not have a defined termination date. See “Investment Strategies of Investment Funds and Investment Managers” for additional information regarding guidelines applicable to the Investment Funds. Additionally, the Fund will retain certain institutional asset managers (the “Investment Managers”) to sub-advise on average between 25% and 50% of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs and publicly traded real estate debt securities (cumulatively referred to hereafter as the “Real Estate Securities” and together with the Investment Funds as “Real Estate-Related Investments”). Under normal market conditions, the Fund will invest at least 80% of its assets in income producing Real Estate-Related Investments. In certain extreme circumstances or market environments the Fund may reduce its investment in Real Estate-Related Investments and hold a larger position in cash or cash equivalents and/or deviate from the allocation ranges to Investment Funds and Investment Managers described above. The Fund will not invest in Investment Funds that hold themselves out or otherwise operate as “hedge funds”.

     The Investment Funds take in funds on a continuous basis, typically have quarterly repurchases and typically do not have a defined termination date. An Investment Fund’s portfolio may include investments in core, core-plus or value added real estate assets. This may include investment properties in various geographic markets (domestic and foreign) and various property types (retail, office, multi-family, industrial, and other). Investment Funds will generally hold investments in fee-simple, directly or through one or more special purpose title-holding entities. They may also utilize other ownership structures, such as leasehold interests and joint ventures. Investments may be structured as equity or debt or in other similar structures.

     In addition to diversification across property type and geographic markets, Investment Funds may diversify by differing underlying economic drivers, including anticipated job growth, population growth or inflation. No specific limits have been established within the Fund’s investment guidelines for property type and geographic investments; however, many of the Investment Funds have net asset value (“NAV”) limitations for any one individual property held by such Investment Fund relative to the NAV of the Investment Fund’s overall portfolio. While some institutional asset managers will seek diversification across property types, certain Investment Funds may have a more specific focus and not seek such diversification, but instead utilize an investment strategy utilizing expertise within specific or multiple property categories.

     The Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus and/or other economic or property specific factors, each Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Investment Fund specific and may apply to an overall portfolio limitation as well as a property specific limitation. Versus Capital Advisors LLC (the “Adviser”) and Callan Associates Inc. (“Callan”) will seek Investment Funds with a leverage limitation generally in the range of 30% to 65% of their gross asset value at the time incurred, as specified in their operative document(s) or disclosure documents, as of when Adviser and Callan make their selection of approved Investment Funds. The Fund intends to limit its borrowing and the overall leverage of its portfolio, inclusive of the leverage employed by the Investment Funds, to an amount that does not exceed 33-1/3% of the Fund’s gross asset value.

Real Estate Debt Securities

     The Fund will invest in real estate debt securities through Investment Funds with institutional asset managers targeting investments in a variety of commercial real estate loans, including senior mortgage loans, subordinated or junior mortgage loans, mezzanine loans, and participations in such loans, as well as, commercial real estate-related debt securities, such as commercial mortgage-backed securities (“CMBS”) and REIT senior unsecured debt. Institutional asset managers may diversify by security type, property type and geographic location, type of security and maturity date of the security.

     Investment Funds may acquire commercial real estate loans both by directly originating the loans and by purchasing them from third party sellers. They may also invest in commercial real estate-related debt securities such as CMBS, unsecured debt issued by REITs and interests in other securitized vehicles that own real estate-related debt. When investing in such securities, the asset managers of the Investment Funds may evaluate credit quality, collateralization levels, duration, property type, property class and location among numerous other aspects of the securities features to determine its investment qualities.

     The Investment Funds may utilize leverage as a way to seek to enhance their returns. The Investment Funds may utilize managing match-funded, flexible term debt facilities and securitization vehicles or other financing alternatives available through capital markets.

Real Estate Equity Securities

     An Investment Manager’s investment portfolio may include long positions in real estate-related common stocks, preferred stocks and convertible securities, including REIT common and REIT preferred shares. Investment Managers may focus on companies that target investments within specific property types, countries or regions. Investment Managers also may invest in depositary receipts relating to foreign securities. See “– Foreign Securities” below. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

     The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

     The Investment Managers’ investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Foreign Securities

     General. Some Investment Managers intend to invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (“GDRs”) and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Transaction costs of investing in foreign securities markets are generally higher than in the United States.

     Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly-traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. Some of these factors are listed in the Prospectus under “Risk Factors – The Investment Funds’ Foreign Investments Involve Risk of Loss.”

     Some Investment Managers may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Investment Fund’s foreign currency denominated portfolio securities irrespective of the underlying investment. The Investment Funds may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Managers for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Investment Manager anticipates purchasing or selling a foreign security. This technique would allow an Investment Manager to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund’s investment portfolio.

Foreign Currency Transactions

     An Investment Manager may engage in foreign currency transactions to hedge the U.S. dollar value the investments and distributions of the Investment Funds or other investments, particularly if it expects a decrease in the value of the currency in which the foreign investment is denominated.

     Foreign currency transactions may involve, for example, the Investment Manager’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange. The Investment Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Convertible Securities

     Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Money Market Instruments

     The Fund or an Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Investment Manager deems appropriate under the circumstances. Pending allocation of this offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Purchases of Non-Voting Securities

     In all or substantially all instances, the Fund expects to purchase a class of non-voting securities or enter into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investments in Investment Funds. For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 10% of the Investment Fund’s voting securities.

     Where a separate non-voting security class is not otherwise available, the Fund would seek to create by contract the same result as owning a non-voting security class: namely, a security that affords the Fund, and each subsequent holder, no legal right to vote. This result would be accomplished through a written agreement between the Fund and the Investment Fund where the Fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the Fund and all subsequent holders. The agreement would grant the Investment Fund the right to enjoin any holder from voting. The agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to affect the parties’ desire that the Fund’s interest be identical to that of a separate non-voting class. In each instance, the Adviser will determine if the Fund will waive the Fund’s voting rights. When it does so, the Adviser will consider only the interests of the Fund and not the interests of the Adviser or those of the

Adviser’s other clients. The waiver arrangement should benefit the Fund, as it will enable the Fund to invest in more interests of an Investment Fund that the Adviser believes is desirable, than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the Investment Company Act. The Adviser believes that the use of this waiver arrangement will not affect the ability of other clients of the Adviser to invest in the same Investment Funds.

The Fund May Change Its Non-Fundamental Policies, Restrictions, Strategies, and Techniques

     Except as otherwise indicated, the Fund may change its non-fundamental policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interest of the Fund and its shareholders.

DIRECTORS AND OFFICERS

Directors

     The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

     The address, age, and descriptions of their principal occupations during the past five years are listed below for each director of the Fund:

Name, Address	Position(s)	Term of Office	Principal	Number of	Other Public
and Age(1)	Held with	and Length of	Occupation(s)	Portfolios in	Company
	Fund	Time Served(2)	During Past 5 Years	Fund Complex	Directorships Held
				Overseen by	by Director
Director
Independent Directors(3)
Jeffrey A. Jones;	Independent	Since inception	Principal of	2	1
Age 59	Director		SmithJones, 8/08 to
present.

Richard J.	Independent	Since inception	President of The Davis	2	1
McCready;	Director		Companies, 2014 to
Age 60			present;
Paul E. Sveen;	Independent	Since inception	Chief Financial Officer of	2	1
Age 56	Director		Swift Capital 11/2016 to
Present; Managing Partner
of Pantelan Real Estate
Services LLC, 6/2011 to
present;

Interested Directors(4)
William R. Fuhs,	Director;	Since inception	President of the Adviser,	2	1
Jr.;	President		2010 to present; Chief
Age 50			Financial Officer of the
Adviser from 2011 to
2016.

Casey Frazier;	Director; Chief	Since inception	Chief Investment Officer	2	1
Age 40	Investment		of the
	Officer		Adviser, 2011 to present.

(1)	The address of each member of the Board is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.
(2)	Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.
(3)	“Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, Callan,theDistributor,oranyaffiliate of theFund,theAdviser, Callan,ortheDistributor, asdefined by the Investment Company Act (the “Independent Directors”).
(4)	“Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

     Additional information about each director follows (supplementing the information provided in the table above) that describes certain specific experiences, qualifications, attributes or skills that each director possesses and that the Board believes has prepared them to be effective directors.

Independent Directors

     The Independent Directors are Jeffrey A. Jones, Richard J. McCready and Paul E. Sveen. Their biographical information is set forth in the “Management of the Fund – Independent Directors” Section of the Prospectus.

Interested Directors

     The Interested Directors are William R. Fuhs, Jr. and Casey Frazier. Their biographical information is set forth in the “Management of the Fund – Interested Directors” Section of the Prospectus.

Officers

     The address, age, and a description of principal occupations during the past five years are listed below for each officer of the Fund:

Name, Address and	Position(s) Held with	Term of Office and	Principal Occupation(s)
Age(1)	Fund	Length of Time	During Past 5 Years
Served(2)
Mark D. Quam;	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser,
Age 48			2010 to present
William R. Fuhs, Jr.;	President	Since inception	President of the Adviser, 2010 to
Age 50			present;
Chief Financial Officer of the Adviser
2010 to 2016
Casey Frazier; Age 40	Chief Investment	Since inception	Chief Investment Officer of the Adviser
	Officer		2010 to present.
John Gordon; Age 55	Chief Financial Officer,	Since inception	Chief Financial Officer of Adviser
	Chief Compliance		since 2016. Chief Compliance Officer
	Officer, and Treasurer		of Adviser, 2011 to present. Owner of
John Gordon, LLC (forensic accounting
services),
2009 to present.

(1)	The address of each Officer of the Fund is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.
(2)	Each Officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

Board Participation and Committees

     The Board believes that each director’s experience, qualifications, attributes and skills give each director the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The charter for the Board’s Nominating Committee contains other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the directors may benefit from information provided by the Fund’s or the Adviser’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

     Each director serves on the Board for the duration of the Fund, or until his death, resignation, termination, removal or retirement. A director’s position in that capacity will terminate if such director is removed, resigns or is subject to various disabling events such as death or incapacity. A director may resign upon 90 days prior written notice to the other directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the directors not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a director, the remaining directors may appoint an individual to serve as a director, so long as immediately after such appointment at least two-thirds of the directors then serving would have been elected by the shareholders. The directors may call a meeting of shareholders to fill any vacancy in the position of a director, and must do so within 60 days after any date on which directors who were elected by the shareholders cease to constitute a majority of the directors then serving. If no director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new directors or dissolving the Fund.

     The Chairman of the Board is Mr. Fuhs. The only standing committees of the Board are the Audit Committee, Nominating Committee, Investment Committee, and Valuation Committee.

     The current members of the Audit Committee are Mr. McCready, Mr. Jones and Mr. Sveen, each of whom is an Independent Director. The current Chairman of the Audit Committee is Mr. McCready. The function of the Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements and (3) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications and independence and the performance of the independent registered public accounting firm.

     The current members of the Nominating Committee are Mr. McCready, Mr. Sveen and Mr. Fuhs. Therefore, a majority of the Nominating Committee consists of Independent Directors. The current Chairman of the Nominating Committee is Mr. McCready. The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as directors of the Fund. The Nominating Committee reviews nominations of potential Directors made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. The Nominating Committee will consider nomination as it deems appropriate after taking into account, among other things, the factors listed in the charter. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

     The Investment Committee is comprised of all of the Directors, the majority of which are independent. The Current Chairman of the Investment Committee is Mr. Frazier. The function of the Investment Committee, pursuant to its adopted charter, is to oversee the determination of investment strategy and objectives of the Fund, which include (i) ongoing monitoring of investments, (ii) the establishment of the policies and procedures for the selection and ongoing due diligence of Investment Funds and Investment Managers and (iii) the approval of any removal or addition of an approved Investment Fund or Investment Manager, including the approval by the Independent Directors.

     The current members of the Valuation Committee are Mr. Jones, Mr. McCready and Mr. Frazier. Therefore, a majority of the Valuation Committee consists of Independent Directors. The current Chairman of the Valuation Committee is Mr. Jones. The function of the Valuation Committee, pursuant to its adopted written charter, is to oversee the policies and procedures for the calculation of the Fund’s NAV. The Valuation Committee will review and oversee the policies and reporting of the underlying asset values of the Investment Funds, as well as the portion of the Fund’s assets that are sub-advised by Investment Managers.

Director Ownership of Securities

The dollar range of equity securities beneficially owned by each director is set forth below.

Name of Director	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities in the Fund	Securities in All Registered
Investment Companies Overseen by
Director in Family of Investment
Companies
Independent Directors
Jeffrey A. Jones	$40,000 to $45,000	$40,000 to $45,000
Richard J. McCready	$35,000 to $40,000	$35,000 to $40,000
Paul E. Sveen	$40,000 to $45,000	$40,000 to $45,000
Interested Directors
William R. Fuhs, Jr.	$0	$0 - $10,000
Casey Frazier	$0	$0 - $10,000

Independent Director Ownership of Securities

None of the Independent Director (nor any of their immediate family members) have or hold any securities of the Adviser, Callan or the Distributor, nor any entities controlling or controlled by or under common control with the Adviser, Callan or the Distributor. Each Independent Director does hold securities of the Fund as outlined above.

Compensation

     The Fund will pay each Independent Director a fee of $35,000 per annum. In addition, the Fund will reimburse each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee, and receives a fee for each meeting attended. The Chairman of the Audit Committee will receive an additional amount of $15,000 per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Nominating Committee of the Board shall evaluate the compensation of the Board members on an ongoing basis and may increase or decrease such compensation based upon market factors and the ongoing responsibilities and commitment of the members, all of which will be subject to Board approval, including a majority of the Independent Directors.

     The following table summarizes the current annual compensation for the members of the Board and executive officers of the Fund, including Committee fees. This compensation will continue to be evaluated on an ongoing basis.

Name of Person,	Aggregate		Pension or	Estimated Annual	Total Compensation
Position	Compensation from		Retirement Benefits	Benefits Upon	from Fund paid to
	the Fund		Accrued as Part of	Retirement	Directors/Officers
			Fund Expenses
Independent Directors
Jeffrey A. Jones	$35,000		N/A	N/A	$35,000
Richard T. McCready	$50,000	(1)	N/A	N/A	$50,000	(1)
Paul E. Sveen	$35,000		N/A	N/A	$35,000
Interested Directors
William R. Fuhs, Jr.	$0		N/A	N/A	$0
Casey Frazier	$0		N/A	N/A	$0
Officers
Mark D. Quam as	$0		N/A	N/A	$0
Chief Executive
Officer
William R. Fuhs, Jr.	$0		N/A	N/A	$0
as President
Casey Frazier as	$0		N/A	N/A	$0
Chief Investment
Officer
John Gordon as Chief	$50,000	(2)	N/A	N/A	$50,000	(2)
Financial Officer,
Chief Compliance
Officer, and
Treasurer
John Loomis as	$0		N/A	N/A	$0
Secretary

(1)	As Chairman of the Audit Committee, Mr. McCready receives an additional amount of $15,000 per annum.
(2)	Represents amounts being charged to the Fund for compliance services.

REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

     The Fund may, at any time, repurchase at NAV of a shareholder’s Shares or Shares of any person acquiring Shares from or through a shareholder if:

  such Shares have been transferred in violation of the Fund’s Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”), or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;
  ownership of Shares by a shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

  continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;
  such shareholder owns Shares having an aggregate NAV less than an amount determined from time to time by the Board;
  any of the representations and warranties made by a shareholder in connection with the acquisition of Shares thereof was not true when made or has ceased to be true; or
  it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such Shares.

Transfers of Shares

     No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.

     Each shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.

CODE OF ETHICS

     The Fund and the Adviser have each adopted a Joint Code of Ethics, and each Investment Manager acting as a sub-adviser has adopted a code of ethics, pursuant to Rule 17j-1 under the Investment Company Act, that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. Foreside Funds Distributors LLC, acting as Distributor, is exempt from Rule 17j-1. These codes of ethics can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (the “SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850. These codes are available on the Electronic Data-Gathering, Analysis, and Retrieval system (“EDGAR”) on the SEC’s website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

     The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

     The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. However, Investment Funds typically do not submit matters to investors for vote. If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

  In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.
  TheAdviserattemptstoconsiderallfactorsofitsvotethatcouldaffectthevalueoftheinvestment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

  The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

     The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.
If it is determined that a conflict of interest is material, the Adviser’s legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest
before	voting proxies affected by the conflict of interest. Such methods may include:
o	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
o	engaging another party on behalf of the Fund to vote the proxy on its behalf;
o	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
o	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

     The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-343-7916, and is available on the SEC’s website at http://www.sec.gov.

CONFLICTS OF INTEREST

The Adviser, Callan, Investment Managers and Their Respective Affiliates

     In addition to the Fund, the Adviser provides investment advisory services to private funds that take the form of charitable pooled income funds, as defined under section 642(c)(5) of the Code. The Adviser does not believe that it has any conflicts of interest in allocating investment opportunities to the Fund.

     Callan, the Investment Managers acting as sub-advisers, and their respective affiliates are participants in equity, fixed-income and other markets. As such, Callan, Investment Managers acting as sub-advisers and respective their affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of other investment funds and accounts at the same time as it is advising the Fund, which may or may not involve the same Investment Managers and Investment Funds in which the Fund will invest. Additionally, while the Adviser intends to employ a consistent investment program, certain portfolio strategies, particularly other multi-manager portfolio strategies, of Callan, Investment Managers acting as sub-advisers, and/or their respective affiliates used for other investment funds or accounts could conflict with the strategies employed by Callan and the Investment Managers acting as sub-advisers in managing the Fund and affect access to other Investment Managers and their Investment Funds, particularly where an Investment Manager has limited the amount of assets or number of accounts it will manage. As a result, affiliates of Callan and Investment Managers may compete with the Fund and the Investment Funds for appropriate investment opportunities.

     The Adviser, Callan, the Investment Managers acting as sub-advisers, and/or their respective affiliates manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts (collectively, “Adviser Clients”), as well as to the Fund. The Fund has no interest in the activities of the other Adviser Clients. In addition, the Adviser, Callan, Investment Managers acting as sub-advisers, and/or their respective affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser’s clients, the Investment Funds and the Investment Managers.

     The Adviser, Callan, the Investment Managers acting as sub-advisers, and/or their respective affiliates may give advice or take action with respect to any of their other clients which may differ from the advice given or the timing or nature of any action taken with respect to investments in the Fund. It is the policy of the Adviser, to the extent possible, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management. The Adviser’s investment decisions for the Fund are made independently from those of Adviser Clients. The Adviser has no obligation to invest on behalf of the Fund in any Investment Fund that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund. The Adviser may use certain institutional asset managers of Investment Funds and certain Investment Managers described herein for certain of its other funds and accounts and the Adviser will have discretion in determining the Fund’s level of participation with such managers. In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. This process may adversely affect the amount the Fund will be able to invest in an Investment Fund. In other cases, the Fund may invest in a manner opposite to that of Adviser Clients – i.e. the Fund buying an investment when Adviser Clients are selling, and vice-versa.

     The Adviser, Callan, the Investment Managers acting as sub-advisers, and/or their respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for their selves or their officers, directors, partners, members or employees, but not for the Fund. In addition, provisions of the Investment Company Act or the rules and regulations of the SEC thereunder may limit or prohibit the Fund from investing in an investment opportunity in which Adviser Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested. Situations may arise in which the Adviser, Callan, the Investment Managers acting as sub-advisers, and/or their respective affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, Callan, investment managers of Investment Funds, the Investment Managers acting as sub-advisers, and/or their respective affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest.

     Investment decisions for the Fund are made independently from those of Adviser Clients. If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment. In these cases, the Adviser, Callan, the Investment Managers acting as sub-advisers, and/or their respective affiliates may place separate transactions for one or more Adviser Clients which may affect the market price of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients. Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.

     The Adviser, Callan, Investment Managers acting as sub-advisers, and/or their respective affiliates may have investments or other business relationships with the investment managers of Investment Funds, the Investment Funds or the Investment Managers, including acting as broker, prime broker, lender, counterparty, shareholder or financial adviser to an Investment Manager or an Investment Fund, which could be more valuable than the Adviser’s relationship to the Fund. In addition, to the extent consistent with applicable law, affiliates of the Adviser, acting as placement agent, may sell interests in the Investment Funds to the Fund. Accordingly, the Adviser, Callan, Investment Managers acting as sub-advisers, and/or their respective affiliates will face a conflict in evaluating such investment managers. Moreover, as a result of certain relationships, the Adviser, Callan, and their respective affiliates may take actions with respect to an Investment Fund, such as making a margin call, that adversely affect such Investment Fund and, therefore, the Fund.

     The officers or employees of the Adviser, Callan, Investment Managers acting as sub-advisers, and/or their respective affiliates will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser, Callan, Investment Managers acting as sub-advisers, and/or their respective affiliates, and their officers and employees, will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

     The proprietary activities or portfolio strategies of the Adviser and its affiliates, and the activities or strategies used for accounts managed by the Adviser, Callan, Investment Managers acting as sub-advisers, and/or their respective affiliates for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by an investment manager of an Investment Fund or an Investment Manager and affect the prices and availability of the securities and instruments in which the Investment Manager invests. Issuers of securities held by the Fund, an Investment Manager and an Investment Fund may have publicly or privately traded securities in which the Adviser, Callan, Investment Managers acting as sub-advisers, and/or their respective affiliates are investors or make a market. The trading activities of Adviser, Callan, the Investment Managers and their respective affiliates generally are carried out without reference to positions held directly or indirectly by the Fund or the Investment Funds and may have an effect on the value of the positions so held, or may result in Adviser and its affiliates having interests or positions adverse to that of the Fund or the Investment Funds. Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Investment Managers may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Investment Managers may give advice and recommend securities to, or buy or sell securities for the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund. The investment managers to the Investment Funds may have conflicts of interest with respect to the Investment Funds that are similar to the conflicts of interest that the Investment Managers have with the Fund, which indirectly impacts the Fund.

     Foreside Funds Distributors LLC (the “Distributor”) serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act, and facilitates the distribution of the Shares. The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of the Shares by entering into agreements with other financial intermediaries, including third party securities dealers. The Fund, the Adviser and the Distributor may engage a sub-distributor of the Shares, together with any other broker or dealer contracted to sell Shares as part of the selling group (each such broker or dealer, a “Selling Agent,” and collectively “Selling Agents”). The Fund intends to compensate the Distributor or its designee or their respective affiliates’ financial advisors, as well as third party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed Shares of the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients’ assets in the Fund. Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund Shares being purchased. See “Plan of Distribution” in the Prospectus. Such payments may also be paid to Selling Agents that provide services to the Fund or its shareholders, including, but not limited to, shareholder servicing, sub-administration or sub-transfer agency services.

     Any Selling Agents or their respective affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the institutional asset managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility. (All Investment Funds and other accounts managed by the institutional asset managers or their affiliates, excluding the Fund, are referred to collectively as the “Institutional Asset Manager Accounts”).

     The Adviser, Callan, the Investment Managers acting as sub-advisers, and/or their respective affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser, Callan, the Investment Managers acting as sub-advisers, and/or their respective affiliates may provide from time to time to one or more Institutional Asset Manager Accounts or to the Fund.

Institutional Asset Manager Conflicts

     Conflicts of interest may arise from the fact that the institutional asset managers and their affiliates generally will be carrying on substantial investment activities for Institutional Asset Manager Accounts, in which the Fund will have no interest. The institutional asset managers may have financial incentives to favor certain of such Institutional Asset Manager Accounts over the Fund. Any of these Institutional Asset Manager Accounts may compete with the Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Fund. The institutional asset managers may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, Institutional Asset Manager Accounts even though their investment objectives may be the same as, or similar to, those of the Fund. For additional information regarding conflicts of institutional asset managers, see “Conflicts of Interest” in the Prospectus.

     Each institutional asset manager will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund and accounts under management at a particular time. Because these considerations may differ, the investment activities of the Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Fund may differ from those of the other managed accounts. Accordingly, prospective investors in the Fund should note that the future performance of the Fund and its institutional asset managers’ other accounts will vary.

     The institutional asset managers may trade for accounts other than the Fund and may have an incentive to favor certain of those accounts over the Fund as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund’s trading.

TAX ASPECTS

     The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Shares. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Shareholders must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

The Fund has elected to be treated as a regulated investment company (“RIC”) under the Code.

     To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly-traded partnerships” (as defined in the Code) (all such income items, “qualifying income”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly-traded partnerships” (as defined in the Code).

     For the purpose of determining whether the Fund satisfies the 90% qualifying income requirement, the character of the Fund’s distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly-traded partnerships) generally will be determined as if the Fund realized such items directly in the same manner as realized by such Investment Funds. Similarly, for the purpose of the asset diversification requirement in order to qualify as a RIC, the Fund will “look through” to the assets held by such Investment Funds.

     If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement necessary to qualify as a RIC, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period. If the Fund fails the 90% qualifying income test for a taxable year, the Fund may cure such failure, provided it acted with reasonable cause by timely notifying the IRS and paying a tax.

     As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses), generally determined for the one-year period ending on October 31 of the calendar year (or for the Fund’s taxable year, if the Fund so elects). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

     The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

     Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources). Due to the nature of the Fund’s investments, dividends paid by the Fund generally will not be eligible for the dividends received deduction ordinarily available to corporate shareholders of U.S. corporations. Similarly, dividends paid by the Fund generally will not be eligible for treatment as “qualified dividend income,” which is subject to preferential tax at rates in the hands of the shareholders that are individuals. Distributions of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as “capital gain dividends” will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder. The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

     The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.

     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each shareholder received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

     As discussed in the Prospectus, a loss realized upon the sale or repurchase of Shares that have been held for six months or less will be treated as long-term capital loss to the extent it offsets any long-term capital gain distributions received or deemed received in respect of those Shares. See “Taxes – Income from Repurchases and Transfer of Shares” in the Prospectus.

     The Code imposes a 3.8% tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Fund’s Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

     There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including an investment management fee (as described in the Prospectus as the “Investment Management Fee”), may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by the shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

     The Fund intends to invest in Investment Funds that, as indicated previously, may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly-traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instruments with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of assets, including interests in Investment Funds that it might otherwise have continued to hold in order to generate cash to satisfy the RIC distribution requirements. Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not consistent with the RIC 90% qualified income requirement or holds assets that could cause the Fund not to satisfy the RIC asset diversification requirements.

     UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF ITS EQUITY INVESTMENT IN AN INVESTMENT FUND THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP (AND NOT AN ASSOCIATION OR PUBLICLY-TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     The Fund intends to purchase shares in non-U.S. Investment Funds, which may be treated as passive foreign investment companies (“PFICs”). The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund, in certain cases, could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as “qualified dividend income.”

     The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

     The Fund may be required to apply a U.S. “backup withholding” tax to taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding. Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder’s federal income tax liability if the appropriate information is provided to the IRS. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

     A tax-exempt shareholder could realize Unrelated Business Taxable Income (“UBTI”) by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

     Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the shareholders), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign shareholder, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing a U.S. Tax Form W-8BEN or W-8BEN-E).

     If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund that are both attributable to gains from “U.S. real property interests” and realized on account of certain capital gain dividends from REITs, will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income). Generally, the Fund is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund’s Shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

     Any gain that a foreign shareholder realizes upon the sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a U.S. real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the Fund’s Shares. In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as for a U.S. shareholder, as discussed herein and in the Prospectus. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly-traded U.S. real property holding corporations) and certain participating debt securities.

     Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business may be treated as having received such distributions. All shareholders of the Fund should consult their tax advisors regarding the application of the foregoing rule.

     Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

     Sections 1471 through 1474 of the Code (“FATCA”) establish an information reporting regime applicable to “foreign financial institutions,” which may encompass certain foreign shareholders in the Fund. For purposes of FATCA, foreign financial institutions include non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) hold financial assets for the accounts of others as a substantial portion of their business, or (iii) are engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interests (including futures, forwards, or options) therein. Pursuant to FATCA, a foreign financial institution, in order to avoid becoming subject to a 30% U.S. withholding tax on certain payments received by it, will be required to enter into an agreement with the IRS obliging the foreign financial institution to comply with certain procedures specified in the legislation or in guidance to be issued by the IRS, including an obligation to obtain and provide annually to the IRS certain information regarding the holders of its “United States accounts,” i.e., accounts held by persons that are specified U.S. persons or that are foreign entities whose owners include specified U.S. persons. Foreign financial institutions that do not comply with and are not exempted from the foregoing requirements generally will be subject to a 30% withholding tax on (i) payments of U.S.-source interest, dividends, and other fixed or determinable annual or periodical income, (ii) proceeds of a sale or disposition of property producing U.S.-source interest or dividends occurring after December 31, 2018, and (iii) payments received from other foreign financial institutions that are allocable, under Treasury regulations to be issued, to payments described in clauses (i) and (ii)

above that are received by such other foreign financial institutions and that are received on or after the later of January 1, 2019 and the date such Treasury regulations are published in final form. An exemption from the foregoing requirements will be provided for a foreign financial institution that complies with procedures to be specified by the IRS to ensure that the foreign financial institution has no United States accounts. Foreign shareholders that are foreign financial institutions and that fail to comply with the FATCA requirements or the terms of any available exemption therefrom will be subject to the withholding described above.

     In addition, FATCA requires that certain foreign shareholders that are “non-financial foreign entities” provide the Fund with information identifying their substantial U.S. owners or a certification that they do not have any such owners (which information the Fund will be required to provide to the IRS) in order to avoid being subject to the 30% withholding tax described above. Prospective investors are urged to consult their own tax advisors regarding the possible implications of FATCA on an investment in the Fund.

     FATCA also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisers as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

Possible Legislative Changes

     The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that have been, and in the future may be, initiated in Congress. It is not possible to predict at this time the extent to which any bills and/or proposals before Congress will be enacted and signed into law, and, if enacted, what their final form and effective dates will be. In addition, other bills and proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

     Fund shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

BROKERAGE

     Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

     To the extent Investment Managers are engaged to manage the Fund’s assets, the following paragraphs will be relevant:

     In executing transactions, each Investment Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Investment Manager with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although each Investment Manager generally will seek reasonably competitive commission rates, an Investment Manager will not necessarily pay the lowest commission available on each transaction. The Investment Managers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

     Following the principle of seeking best execution, an Investment Manager may place brokerage business on behalf of the Fund with brokers that provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than the Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with the Investment Fund. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to the Investment Fund.

     Each Investment Manager may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the Investment Company Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

     Grant Thornton LLP, 171 N. Clark Street, Chicago, IL 60601, serves as the independent registered public accounting firm of the Fund.

Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, acts as legal counsel to the Fund.

CUSTODIAN

     Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the assets of the Fund held in Investment Funds or managed by Investment Managers acting as sub-advisers, and may maintain custody of such assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund and Investment Funds are not held by the Adviser or institutional asset managers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 4400 Computer Drive, Westborough, MA 01581.

FINANCIAL STATEMENTS

     The Fund’s audited financial statements and the reports thereon by Grant Thornton LLP, which appear in the Fund’s annual shareholder report for the period ended March 31, 2018 (filed with the SEC on Form N-CSR on May 31, 2018) are incorporated herein by reference.

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits:

1.	Financial Statements

Part A: The Financial Highlights for the Fund’s I-Shares required to be included in this Prospectus are available in the Fund’s financial statements and report thereon audited by Grant Thornton LLP, an independent registered public accounting firm, which have been filed with the Fund’s 2018 Annual Report on Form N-CSR filed with the SEC on May 31, 2018 for the years ended March 31, 2018, 2017, 2016, 2015 and the period from July 10, 2012 (Inception) to March 31, 2012 and are incorporated herein by reference. The Financial Highlights for the Fund’s F-Shares required to be included in this Prospectus are available in the Fund’s financial statements and report thereon audited by Grant Thornton LLP, an independent registered public accounting firm, which have been filed with the Fund’s 2018 Annual Report on Form N-CSR filed with the SEC on May 31, 2018 for the years ended March 31, 2018, 2017, 2016, 2015, and 2014 and the 2013 Annual Report on Form N-CSR filed with the SEC on June 6, 2013 for the years ended March 31, 2012 and the period from December 9, 2011 (Inception) to March 31, 2012 and are incorporated herein by reference.

		Part B:	The Registrant’s financial statements, accompanying notes and report of the independent registered public accounting firm thereon for the fiscal year ended March
31, 2018 which were included with the Registrant’s Annual Report on Form N-CSR filed with the Commission on May 31, 2018 (File No. 811-22534), are incorporated by reference into this Post-Effective Amendment in their entirety. The 2018 annual report is also available for download free of charge at http://www.versuscapital.com/vcmix-fund-
docs.

2	.	Exhibits:

		Ex-99.a	Amendment to Certificate of Formation(1)
		Ex-99.b	Amended and Restated Limited Liability Company Agreement(1)
		Ex-99.e	Dividend Reinvestment Plan(1)
		Ex-99.g(1)	Investment Management Agreement(1)
		Ex-99.g(2)	Callan Sub-Advisory Agreement(2)
		Ex-99.g(3)	Security Capital Research & Management Incorporated Sub-Advisory Agreement(3)
		Ex-99g(5)	Forum Securities Limited Sub-Advisory Agreement(3)
		Ex-99g(6)	Principal Real Estate Investors LLC Sub-Advisory Agreement(4)
		Ex-99.h(1)	Amended and Restated Underwriting Agreement(5)
		Ex-99.h(2)	Distribution Agreement(6)
		Ex-99.j(1)	Custody Agreement(1)
		Ex-99.j(2)	Foreign Custody Agreement(1)

		Ex-99.k(1)	Administration and Accounting Services Agreement(1)
		Ex-99.k(2)	Transfer Agency and Shareholder Services Agreement(1)
		Ex-99.k(3)	Expense Limitation and Reimbursement Agreement(2)(7)
		Ex-99.l(1)	Opinion and Consent of Winston & Strawn LLP(12)
		Ex-99.l(2)	Opinion and Consent of Winston & Strawn LLP(10)
		Ex-99.l(3)	Opinion and Consent of Winston & Strawn LLP(11)

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Ex-99.n(1)	Consent of Independent Registered Public Accounting Firm(8)

Ex-99.r(1)	Joint Code of Ethics of the Adviser and the Fund(9)
Ex-99.r(2)	Code of Ethics of Callan(9)
Ex-99.r(3)	Code of Ethics of Security Capital Research & Management Incorporation(9)
Ex-99.r(5)	Code of Ethics of Forum Securities Limited(9)
Ex-99.r(6)	Code of Ethics of Principal Real Estate Investors LLC(4)

(1)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement filed on Form N-2 (File No. 333-172947) on August 29, 2011.
(2)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 10 to its Registration Statement filed as a 486BPOS filing (File No. 333-172947) on April 6, 2015.
(3)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 6 to its Registration Statement filed as a POSEX filing (File No. 333-172947) on December 22, 2011.
(4)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 12 to its Registration Statement filed as a POSEX filing (File No. 333-172947) on November 08, 2016.
(5)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 8 to its Registration Statement filed as a 486BPOS filing (File No. 333-172947) on December 19, 2012.
(6)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement filed on Form N-2 (File No. 333-172947) on August 29, 2011. Agreement was terminated effective December 3, 2012.
(7)	This contract expired on June 30, 2015, pursuant to its terms.
(8)	Filed herewith.
(9)	Previously filed as an exhibit to the Registrant’s Registration Statement filed on Form N-2 (File No. 209345) on February 3, 2016.
(10)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement filed as a N-2 filing (File No. 333-172947) on August 26, 2011.
(11)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 11 to its Registration Statement filed as a 486BPOS filing (File No. 333-172947) on March 3, 2016.
(12)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 11 to its Registration Statement filed as a 486BPOS filing (File No. 333-172947) on April 19, 2017.

Item 26. Marketing Arrangements:

See the Underwriting Agreement, filed by Ex-99.h(1).

Item 27. Other Expenses of Issuance and Distribution:

Legal fees –	$5,000
Accounting fees –	$2,000

     These expenses relate to the eliminated and exchange of shares pursuant to this Form 486B (File Nos. 333-172947 and 811-22534). For expenses related to the shares that were registered and initially offered by the Registrant, reference is made to the table of “Other Expenses of Issuance and Distribution” included with Part C of the Registrant’s Registration Statement on Form N-2 as amended (File Nos. 333-172947 and 811-22534), which were filed with the Commission and are incorporated by reference into this Post-Effective Amendment in their entirety.

Item 28. Persons Controlled by or Under Common Control: None Item 29. Number Holders of Securities:

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     Set forth is the number of record holders as of October 15, 2018 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares	19,555

Item 30. Indemnification:

     Reference is made to Article III, Section 3.8 of the Registrant’s Amended and Restated Limited Liability Company Agreement, filed as Exhibit 99.b which was previously filed and is incorporated by reference hereto (the “LLC Agreement”), and Section XII of the Registrant’s Underwriting Agreement, filed as Exhibit 99.h(l) which was previously filed and is incorporated by reference hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and the Underwriting Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the “Investment Company Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

     The Registrant maintains insurance on behalf of any person who is or was a manager, member, director, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Item 31. Business and Other Connections of Investment Adviser:

     A description of certain other business, profession, vocation, or employment of a substantial nature in which an investment adviser of the Registrant, and each member, director, executive officer, or partner

3

of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's prospectus in Part A of this Amended Registration Statement on Form 486B (File Nos. 333-172947 and 811-22534) in the section entitled "Management of the Fund," regarding the Registrant’s adviser, Versus Capital Advisors LLC (the “Adviser”), a registered adviser under the Investment Advisers Act of 1940, as amended (‘the Advisers Act”). Further information as to the members and officers of the Adviser is included in the Adviser’s Form ADV as filed with the Commission (File No. 801-72298), and is incorporated herein by reference.

     This information with respect to Callan Associates Inc., the Registrant's investment sub-adviser and a registered adviser under the Advisers Act, is included in its Form ADV as filed with the Commission (File No. 801-9219), which is incorporated herein by reference.

     This information with respect to Security Capital Research & Management, Inc., the Registrant's investment sub-adviser and a registered adviser under the Advisers Act, is included in its Form ADV as filed with the Commission (File No. 801-53815), which is incorporated herein by reference.

     This information with respect to Forum Securities Limited, the Registrant's investment sub-adviser and a registered adviser under the Advisers Act, is included in its Form ADV as filed with the Commission (File No. 801-70773), which is incorporated herein by reference.

Item 32. Location of Accounts and Records:

     BNY Mellon maintains certain required accounting-related and financial books and records of the Registrant at 4400 Computer Drive, Westborough, MA 01581. All other required books and records are maintained by the Adviser and the Registrant at 5555 DTC Parkway, Suite 330, Greenwood Village, CO 80111.

Item 33. Management Services:

Not applicable.

Item 34. Undertakings:

1.	The Registrant undertakes to suspend this offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value (“NAV”) of the Registrant declines more than 10% from its NAV as of the effective date of the registration statement or (2) the NAV of the Registrant increases to an amount greater than its net proceeds as stated in the prospectus in Part A which is incorporated herein by reference.

4

2.	Not applicable.
3.	Not applicable.
4.	The Registrant undertakes that:
	a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
		(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act [15 U.S.C. 77j(a)(3)];
		(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
		(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
	b.	that, for the purpose of determining any liability under the Securities Act, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
	c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
	d.	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule
		497(b),	(c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
	e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

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The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497]; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR

     230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.
6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

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SIGNATURES AND POWERS OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints John Gordon, the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this registration statement meets all of the requirements for effectiveness under Rule 486(b) and it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwood Village, State of Colorado, on the 18th day of October, 2018.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

By: /s/ Mark D. Quam
Name:Mark D. Quam
Title: Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 18, 2018.

Name: /s/ Mark D. Quam Mark D. Quam

/s/ William R Fuhs
William R. Fuhs, Jr.

/s/ Casey Frazier
Casey Frazier

/s/ Jeffrey A. Jones
Jeffrey A. Jones

/s/ Richard J. McCready
Richard J. McCready

/s/ Paul E. Sveen
Paul E. Sveen

/s/ John Gordon
John Gordon

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EXHIBIT INDEX
Ex-99.a	Amendment to Certificate of Formation(1)

Ex-99.b	Amended and Restated Limited Liability Company Agreement(1)
Ex-99.e	Dividend Reinvestment Plan(1)

Ex-99.g(1)	Investment Management Agreement(1)
Ex-99.g(2)	Callan Sub-Advisory Agreement(2)
Ex-99.g(3)	Security Capital Research & Management Incorporated Sub-Advisory Agreement(3)
Ex-99g(5)	Forum Securities Limited Sub-Advisory Agreement(3)
Ex-99g(6)	Principal Real Estate Investors LLC Sub-Advisory Agreement(4)

Ex-99.h(1)	Amended and Restated Underwriting Agreement(5)
Ex-99.h(2)	Distribution Agreement(6)

Ex-99.j(1)	Custody Agreement(1)
Ex-99.j(2)	Foreign Custody Agreement(1)

Ex-99.k(1)	Administration and Accounting Services Agreement(1)
Ex-99.k(2)	Transfer Agency and Shareholder Services Agreement(1)
Ex-99.k(3)	Expense Limitation and Reimbursement Agreement(2)(7)

Ex-99.l(1)	Opinion and Consent of Winston & Strawn LLP(8)
Ex-99.l(2)	Opinion and Consent of Winston & Strawn LLP(10)
Ex-99.l(3)	Opinion and Consent of Winston & Strawn LLP(11)

Ex-99.n(1)	Consent of Independent Registered Public Accounting Firm(8)

Ex-99.r(1)	Joint Code of Ethics of the Adviser and the Fund(9)
Ex-99.r(2)	Code of Ethics of Callan(9)
Ex-99.r(3)	Code of Ethics of Security Capital Research & Management Incorporation(9)
Ex-99.r(5)	Code of Ethics of Forum Securities Limited(9)
Ex-99.r(6)	Code of Ethics of Principal Real Estate Investors LLC(4)

(1)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement filed on Form N-2 (File No. 333-172947) on August 29, 2011.
(2)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 10 to its Registration Statement filed as a 486BPOS filing (File No. 333-172947) on April 6, 2015.
(3)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 6 to its Registration Statement filed as a POSEX filing (File No. 333-172947) on December 22, 2011.
(4)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 12 to its Registration Statement filed as a POSEX filing (File No. 333-172947) on November 08, 2016.
(5)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 8 to its Registration Statement filed as a 486BPOS filing (File No. 333-172947) on December 19, 2012.
(6)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement filed on Form N-2 (File No. 333-172947) on August 29, 2011. Agreement was terminated effective December 3, 2012.
(7)	This contract expired on June 30, 2015, pursuant to its terms.
(8)	Filed herewith.
(9)	Previously filed as an exhibit to the Registrant’s Registration Statement filed on Form N-2 (File No. 209345) on February 3, 2016.
(10)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement filed as a N-2 filing (File No. 333-172947) on August 26, 2011.
(11)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 11 to its Registration Statement filed as a 486BPOS filing (File No. 333-172947) on March 3, 2016.

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